Exhibit 99.1

Mersana Therapeutics to Report Updated Data from the XMT-1536 Phase 1 Dose

Escalation Study

Conference call on Monday, March 30, 2020, at 5:00 p.m. ET featuring study investigator Debra L. Richardson, MD

CAMBRIDGE, Mass., March 20, 2020 -- Mersana Therapeutics, Inc. (NASDAQ:MRSN), a clinical-stage biopharmaceutical company focused on discovering and developing a pipeline of antibody-drug conjugates (ADCs) targeting cancers in areas of high unmet medical need, today reaffirmed previously announced plans to host a live conference call and webcast on Monday, March 30, 2020 at 5:00 p.m. ET to report updated data from the ongoing XMT-1536 Phase 1 dose escalation study. Members of the Mersana executive team will be joined by investigator, Debra L. Richardson, MD, Associate Professor of Gynecologic Oncology at the Stephenson Cancer Center at the University of Oklahoma Health Sciences Center and the Sarah Cannon Research Institute in Nashville, TN.

Mersana Therapeutics had previously announced plans to present the updated XMT-1536 Phase 1 dose escalation data in a late-breaking oral presentation at the now cancelled Society of Gynecologic Oncology 2020 Annual Meeting on Women’s Cancer in Toronto, Canada.

Conference Call Details

To access the call, please dial 877-303-9226 (domestic) or 409-981-0870 (international) and provide the Conference ID 2889994. A live webcast of the presentation will be available on the Investors & Media section of the Mersana website at www.mersana.com.

About Mersana Therapeutics

Mersana Therapeutics is a clinical-stage biopharmaceutical company using its differentiated and proprietary ADC platforms to rapidly develop novel ADCs with optimal efficacy, safety and tolerability to meaningfully improve the lives of people fighting cancer. Mersana’s lead product candidate, XMT-1536, is in a Phase 1 proof-of-concept clinical trial in patients with tumors likely to express NaPi2b, including ovarian cancer and NSCLC adenocarcinoma. Mersana’s second product candidate targeting NaPi2b-expressing tumors, XMT-1592, is an ADC created using Mersana’s customizable and homogenous Dolasynthen platform. The Company’s early stage programs include a B7-H4 targeting ADC, as well as a STING agonist ADC developed using the Company’s Immunosynthen platform. In addition, multiple partners are using Mersana’s Dolaflexin platform to advance their ADC pipelines.

Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of federal securities laws. These forward-looking statements are not statements of historical facts and are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company’s business strategy and the design, progression and timing of its clinical trials. Forward-looking statements generally can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release. The Company’s operations involve risks and uncertainties, many of which are outside its control, and any one of which, or combination of which, could materially affect its results of operations and whether the forward-looking statements ultimately prove to be correct. Factors that may materially affect the Company’s results of operations and whether these forward-looking statements prove to be correct include, among other things, that preclinical testing may not be predictive of the results or success of ongoing or later preclinical or clinical trials, that the development and testing of the Company’s product candidates and new platforms will take longer and/or cost more than planned and that the identification of new product candidates will take longer than planned, as well as those listed in the Company’s Annual Report on Form 10-K filed on February 28, 2020, with the Securities and Exchange Commission (“SEC”) and subsequent SEC filings. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

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Contact:

Investor & Media Contact
Sarah Carmody, 617-844-8577

scarmody@mersana.com